Exhibit 24.0

                                POWER OF ATTORNEY
                                -----------------

KNOW ALL MEN BY THESE PRESENT, that each of the undersigned Directors of Ocwen Financial Corporation, a Florida corporation ("Corporation"), which is about to file with the Securities and Exchange Commission, Washington, D.C. 20549, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K ("Report") for the fiscal year ended December 31, 2002, hereby constitutes and appoints William C. Erbey as his true and lawful attorneys-in-fact and agents, and each of them with full power to act without the other in his stead, in any and all capacities, to sign the 2002 Annual Report of Ocwen Financial Corporation on Form 10-K and to file on behalf of the Corporation such Report and amendments with all exhibits thereto, and any and all other information and documents in connection therewith, with the Securities and Exchange Commission, hereby granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform any and all acts and things requisite and ratifying and confirming all that each said attorneys-in-fact and agents or any one of them, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have hereunto set their hands on the date indicated below:

Date: March 25, 2003                          /s/ WILLIAM H. LACY
                                              ----------------------------------
                                              Name: William H. Lacy
                                              Title: Director

Date: March 25, 2003                          /s/ THOMAS F. LEWIS
                                              ----------------------------------
                                              Name: Thomas F. Lewis
                                              Title: Director

Date: March 25, 2003                          /s/ W. MICHAEL LINN
                                              ----------------------------------
                                              Name: W. Michael Linn
                                              Title: Director

Date: March 25, 2003                          /s/ W. C. MARTIN
                                              ----------------------------------
                                              Name: W. C. Martin
                                              Title: Director

Date: March 25, 2003                          /s/ HERBERT A. TASKER
                                              ----------------------------------
                                              Name: Herbert A. Tasker
                                              Title: Director

Date: March 25, 2003                          /s/ BARRY N. WISH
                                              ----------------------------------
                                              Name: Barry N. Wish
                                              Title: Director